Putnam
Minnesota
Tax Exempt
Income Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

5-31-00


[SCALE LOGO OMITTED]

From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]


Dear Shareholder:

It is a pleasure to greet you in our new roles as Chairman of the Trustees and President of the Funds. As you know, both of us have been members of the Board of Trustees for a number of years -- years in which Putnam has experienced tremendous growth and transformed itself from a respected U.S. investment management firm to a financial institution with a global presence.

As the organization makes its way into the new century, we are certain that the changes that lie ahead will be even more breathtaking in their scope. What will not change is the Trustees' dedication to serving the best interests of our shareholders.

We embark upon this new era of Putnam's rich heritage with confidence and we look forward to the opportunity of continuing to help you meet your financial objectives for many years to come.

Respectfully yours,

/S/ JOHN A. HILL            /S/ GEORGE PUTNAM, III

John A. Hill                George Putnam, III
Chairman of the Trustees    President of the Funds
July 19, 2000


REPORT FROM THE FUND MANAGER

Susan A. McCormack

During Putnam Minnesota Tax Exempt Income Fund's fiscal year, which ended May 31, 2000, the Federal Reserve Board raised interest rates six times. The most recent increase, in May, pushed short-term rates up by half a percentage point -- the first time in more than five years that the central bank raised rates by that much. Although the higher yields these rate increases produce benefit investors seeking income, rising rates push bond prices down -- a fixed-income fact of life that is reflected in your fund's total returns.

Total return for 12 months ended 5/31/00

      Class A          Class B          Class M
    NAV     POP      NAV    CDSC      NAV     POP
----------------------------------------------------
  -3.30%  -7.88%   -3.84%  -8.44%   -3.49%  -6.59%
----------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods begins on page 7.

* EARLY JUNE STATISTICS INDICATE SLOWING ECONOMY

As prices fell during the year, we began to extend the fund's duration selectively. Duration is a measure of the price sensitivity of a bond fund to changes in interest rates. On average, a portfolio of securities scheduled to mature in a relatively long period is likely to be more volatile in price than a fund with a shorter duration. In addition, we emphasized higher yields in an effort to lock in as high a stream of sustainable income as possible. As of the end of fiscal 2000, the average duration of the securities in the portfolio was 8.1 years versus
7.3 years at the beginning of the period.

Although total return for the year was negative, since it reflects price changes as well as dividends, the average market yield of portfolio holdings was 6.07% as of May 31, 2000, compared with 5.13% at the beginning of the fiscal year. (The fund's 30-day SEC yield will differ. Yields and dividend rates as of the last day of the fiscal year can be found on page 8.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care            33.8%

Education              19.5%

Utilities              10.1%

Housing                 6.1%

Water and sewer         3.9%

Footnote reads:
*Based on net assets as of 5/31/00. Holdings will vary over time.


"With the stock-market volatility and higher interest rates. . . bond funds are beginning to look more attractive to some investors."

-- "Your Money," The Orange County Register, May 6, 2000


Although the decline in principal value that accompanies increasing interest rates is never easy for bond investors to accept, it is important to keep in mind that the Fed's objective -- to contain inflation -- is ultimately positive for the financial markets. Recent financial news stories highlighted statistics that show the economy is slowing, leading many observers to hope that the Fed will end its year-long cycle of rate increases. However, early reactions by Fed members indicate that they want more evidence of a slowing economy. For example, in a June 8 interview with Reuters, Dallas Federal Reserve Bank President Robert McTeer described the economy as "still strong" and said that the news of increasing jobless claims and slowing wage increases was only a sign that the economy was "letting a little steam out."

* WIDER YIELD SPREADS MAKE HIGH-YIELD BONDS MORE ATTRACTIVE

During much of the past year, liquidity has been tight in the bond market. Strong, positive momentum among high-tech stocks deflected interest from more conservative investments. During the latter half of the fund's fiscal year, as the stock market's euphoria received some unpleasant interruptions, many investors took profits, resulting in taxable capital gains. To reduce the resulting tax consequences, some investors elected to realize losses on their bond portfolios to offset gains. With more money flowing out of the bond market than into it, the difference in yields between lower- and higher-rated bonds intensified. For example, at the beginning of the fiscal year, BBB-rated bonds yield about 40 basis points more than comparable AAA-rated bonds, but recently that difference widened to about 75 basis points. This remarkable yield difference, in our view, compensates investors for the higher risk inherent in lower-rated bonds.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA -- 44.8%

Aa/AA -- 22.9%

A -- 6.4%

Baa/BBB -- 8.6%

Ba/BB -- 15.8%

VMIG1 -- 1.5%

Footnote reads:
*As a percentage of market value as of 5/31/00. A bond rated BBB/Baa or higher is considered investment grade. Percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


Early signs indicate that liquidity may be returning to the bond market, which may also bring yield spreads back closer to historic norms. Although there can be no assurances, as the fiscal year drew to a close in May, investor interest in municipal bonds seemed to be on an upswing as a result of the attractive tax-free yields currently available.

* FUND STRATEGIES DESIGNED TO SECURE TAX BENEFITS, INCOME

One of our goals in the past year, as rising interest rates caused bond prices to decline, has been to take increasing advantage of the higher yields available. We have sold some securities purchased in previous years when interest rates were lower and invested the proceeds in new, higher-yielding issues with comparable characteristics. In some cases, this meant realizing a loss on the sale of older securities; however, any such losses will be available to offset any future capital gains the fund may realize, which would otherwise be taxable to shareholders. (Only the net investment income your fund earns is tax exempt.)



Fiscal policy? Monetary policy?

Fiscal policy refers to the federal government's use of spending and taxation to control the economy. If the government raises taxes, people will have less money to spend, therefore reducing demand. If the government lowers taxes, people will be more inclined to spend money. The government can also spend money to influence demand.

Monetary policy attempts to influence the economy by controlling the money supply. Monetary policy is normally carried out by a central bank. The central bank in the United States is the Federal Reserve. Monetary policy can influence the economy by altering interest rates. By reducing the supply of money, monetary policy can raise interest rates and discourage lending. Decreased lending results in less investment and less production.

Right now, the Fed's Board of Governors is implementing tighter monetary policy and bond funds, including municipal bonds, are not performing well as a result of the inverse relationship of interest rates and bond prices. Treasury bonds take the brunt of the impact when interest rates rise, while municipal bonds (attracting only domestic investors) are somewhat insulated but by no means exempt. Rising interest rates also affects the supply of municipal bonds because cities and towns do not want to float new bonds or refund outstanding bonds when interest rates are rising.

(First two paragraphs adapted from "The Importance of Independence" by David W. Gallivan, www.GetExuberant.com.)


Robbinsdale Independent School District is a recent example of a new issue we purchased using proceeds from the sale of a lower yielding security. We bought the Robbinsdale bonds when they were issued in March with a coupon of 5 5/8 maturing in 2021. They were rated Aa1 by Moody's. We bought them at a yield to the fund of 5.8% using proceeds from the sale of some Northern Municipal Power Agency bonds. The Northern bonds we sold had a coupon of 5 1/2 maturing in 2007, with a yield to the fund of approximately 4.7% based on their price when we purchased them several years ago. This transaction enabled us to realize a loss, extend the portfolio maturity, and increase the fund's yield.

* INVESTING FOR HIGH YIELD DEMANDS RESEARCH, ONGOING VIGILANCE

Minnesota's fiscal strength is reflected in the fact that well over half of your fund's investments are rated AA or better. The state's economy is strong and diversified, and it enjoys sizable budget surpluses. However, we are committed to seeking the highest returns available for this fund's shareholders, and we believe the best opportunities at this time come from carefully selected, lower-rated bonds.

Consequently, the health-care sector is your fund's largest area of concentration, even though some hospitals and extended care facilities are on difficult financial ground. The Balanced Budget Act had a negative impact on hospitals nationwide because it changed medical reimbursement schedules. Some hospitals became insolvent, but the stronger institutions survived. Today Congress is concerned that the decreased availability of hospital beds may harm their constituents.

More recently, trends that hurt this industry seem to be reversing. However, individual issues require close attention. Most of the hospital issues the fund owns are not insured and are lower rated, but they offer higher potential reward. In addition to the scrutiny that goes into each purchase decision, we receive quarterly or, in some cases, monthly financial reports, and since we speak directly to the people managing each facility, we are alert to developments that may affect the facility's financial health.

* ECONOMIC, MARKET, AND SUPPLY/DEMAND TRENDS SEEM FAVORABLE

The Federal Reserve Board sets policy based on statistical evidence of current economic trends. The bond and stock markets, on the other hand, move up or down based on investors' hopes or fears of what might happen, which are often exaggerated. We believe the current yield spreads between lower- and higher-rated bonds suggest that the market may have more than discounted future tightening by the Fed and anticipated all but the most severe economic scenarios. Although we expect the markets to remain unstable over the near term and more rate hikes are possible, we believe price performance will improve for the bond market as a whole as the fund's new fiscal year unfolds.

Meanwhile, with large state and local budget surpluses and in today's higher interest-rate environment, supply in the municipal market is likely to continue to be tight. In a slower economic environment, investors may take renewed interest in the fixed-income markets in general and in tax-free bonds in particular because of their extremely attractive yields. This would tend to bring renewed demand and potential price recovery to municipal bond fund shareholders.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 5/31/00, there is no guarantee the fund will continue to hold these securities in the future.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Minnesota Tax Exempt Fund is designed for investors seeking a high level of current income free from federal and state income tax consistent with preservation of capital.

TOTAL RETURN FOR PERIODS ENDED 5/31/00

                              Class A        Class B        Class M
(inception dates)           (10/23/89)      (7/15/93)       (4/3/95)
                           NAV     POP     NAV    CDSC     NAV    POP
----------------------------------------------------------------------
1 year                   -3.30%  -7.88%  -3.84%  -8.44%  -3.49%  -6.59%
----------------------------------------------------------------------
5 years                  19.82   14.07   16.10   14.24   18.00   14.18
Annual average            3.68    2.67    3.03    2.70    3.37    2.69
----------------------------------------------------------------------
10 years                 73.30   65.06   61.06   61.06   67.33   61.86
Annual average            5.65    5.14    4.88    4.88    5.28    4.93
----------------------------------------------------------------------
Life of fund             78.83   70.41   65.30   65.30   72.11   66.55
Annual average            5.64    5.16    4.86    4.86    5.26    4.93
----------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 5/31/00

                               Lehman Bros. Municipal       Consumer
                                     Bond Index            price index
----------------------------------------------------------------------
1 year                                 -0.86%                 3.07%
----------------------------------------------------------------------
5 years                                28.55                 12.55
Annual average                          5.15                  2.39
----------------------------------------------------------------------
10 years                               94.58                 32.59
Annual average                          6.88                  2.86
----------------------------------------------------------------------
Life of fund                          103.39                 36.39
Annual average                          6.94                  2.98
----------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 5/31/90

                                 Lehman Brothers
               Fund's class A     Municipal Bond    Consumer price
Date            shares at POP         Index             index

5/31/90            9,525             10,000            10,000
5/31/91           10,365             11,008            10,495
5/31/92           11,283             12,089            10,813
5/31/93           12,448             13,535            11,161
5/31/94           12,768             13,869            11,416
5/31/95           13,776             15,137            11,780
5/31/96           14,211             15,828            12,121
5/31/97           15,309             17,141            12,392
5/31/98           16,512             18,750            12,601
5/31/99           17,069             19,627            12,864
5/31/00          $16,506            $19,458           $13,259

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $16,106 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $16,733 ($16,186 at public offering price).


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 5/31/00

                             Class A         Class B         Class M
----------------------------------------------------------------------
Distributions (number)         12              12              12
----------------------------------------------------------------------
Income                     $0.441902       $0.384898       $0.415899
----------------------------------------------------------------------
Capital gains1                 --              --              --
----------------------------------------------------------------------
  Total                    $0.441902       $0.384898       $0.415899
----------------------------------------------------------------------
Share value:               NAV     POP         NAV         NAV     POP
----------------------------------------------------------------------
5/31/99                  $9.05   $9.50       $9.02       $9.04   $9.34
----------------------------------------------------------------------
5/31/00                   8.31    8.72        8.29        8.31    8.59
----------------------------------------------------------------------
Current return (end of period)
----------------------------------------------------------------------
Current dividend rate2    5.37%   5.11%       4.71%       5.07%   4.90%
----------------------------------------------------------------------
Taxable equivalent3       9.66    9.20        8.48        9.12    8.82
----------------------------------------------------------------------
Current 30-day SEC yield4 5.29    5.04        4.63        4.98    4.82
----------------------------------------------------------------------
Taxable equivalent3       9.52    9.07        8.33        8.96    8.67
----------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 44.43% combined federal and state tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.


TOTAL RETURN FOR PERIODS ENDED 6/30/00 (most recent calendar quarter)

                              Class A        Class B        Class M
(inception dates)           (10/23/89)      (7/15/93)       (4/3/95)
                           NAV     POP     NAV    CDSC     NAV     POP
----------------------------------------------------------------------
1year                     0.15%  -4.57%  -0.49%  -5.25%  -0.14%  -3.40%
----------------------------------------------------------------------
5 years                  23.91   18.02   19.97   18.05   21.93   17.92
Annual average            4.38    3.37    3.71    3.37    4.05    3.35
----------------------------------------------------------------------
10 years                 75.71   67.40   63.49   63.49   69.66   64.11
Annual average            5.80    5.29    5.04    5.04    5.43    5.08
----------------------------------------------------------------------
Life of fund             82.67   74.07   68.82   68.82   75.79   70.10
Annual average            5.80    5.32    5.02    5.02    5.42    5.10
----------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.


COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of index of approximately 20,000 investment-grade, fixed-rate tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS
For the fiscal year ended May 31, 2000

To the Trustees and Shareholders of
Putnam Minnesota Tax Exempt Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio (except for bond ratings) and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Minnesota Tax Exempt Income Fund (the "fund") at May 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at May 31, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 11, 2000




THE FUND'S PORTFOLIO
May 31, 2000

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FNMA Coll.          -- Federal National Mortgage Association Collateralized
FRB                 -- Floating Rate Bonds
FSA                 -- Financial Security Assurance
GNMA Coll.          -- Government National Mortgage Association Collateralized
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
MBIA                -- Municipal Bond Investors Assurance Corporation
VRDN                -- Variable Rate Demand Notes


MUNICIPAL BONDS AND NOTES (98.2%) (a)
PRINCIPAL AMOUNT                                                                         RATING (RAT)         VALUE
Minnesota (96.7%)
-------------------------------------------------------------------------------------------------------------------
                    Bemidji, Hosp. Fac. Rev. Bonds (First Mtge.-North
                    Country Hlth.Svcs.)
     $    1,200,000 5 5/8s, 9/1/21                                                        A        $      1,066,500
          1,760,000 5 5/8s, 9/1/15                                                        A               1,643,400
          1,885,000 Chaska, Indl. Dev. Rev. Bonds (Lifecore
                    Biomedical, Inc.), 10 1/4s, 9/1/20                                    BB/P            2,015,103
          3,000,000 Cloquet, Poll. Control Rev. Bonds
                    (Potlatch Corp.), 5.9s, 10/1/26                                       BBB+            2,647,500
          1,000,000 Duluth, Gross Rev. Bonds (Duluth Entertainment),
                    7.6s, 12/1/11                                                         Baa             1,076,250
                    Duluth, Econ. Dev. Auth. Hlthcare Fac. Rev. Bonds
          1,000,000 (Duluth Clinic), AMBAC, 6.3s, 11/1/22                                 Aaa             1,048,750
          1,250,000 (BSM Properties, Inc.), Ser. A, 5 7/8s, 12/1/28                       BB/P              978,125
          1,000,000 Hutchinson, Indpt. G.O. Bonds
                    (School Dist. No. 423), Ser. A, 5 3/4s, 2/1/13                        Aa1             1,013,750
          1,565,000 Intl. Falls, Env. Fac. Rev. Bonds
                    (Boise Cascade Corp.), 7.2s, 10/1/24                                  Baa3            1,566,956
          1,500,000 Intl. Falls, Poll. Ctr. Rev Bonds
                    (Boise Cascade Corp.), 5.65s, 12/1/22                                 BB+             1,278,750
          2,000,000 Martin Cnty., Hosp. Rev Bonds
                    (Fairmont Cmnty. Hosp.), 6 5/8s, 9/1/22                               BB/P            1,732,500
                    Minneapolis Rev. Bonds (Walker Methodist Sr. Svcs.)
          2,000,000 Ser. A, 6s, 11/15/28                                                  BB-/P           1,605,000
          1,300,000 Ser. C, 6s, 11/15/28                                                  BB-/P           1,043,250
                    Minneapolis & St. Paul Comnty Arpt. Rev. Bonds
          1,000,000 Ser. B, FGIC, 5 1/2s, 1/1/11                                          AAA               981,250
          1,750,000 Ser. A, AMBAC, 5s, 1/1/30                                             Aaa             1,480,938
            280,000 Minneapolis & St. Paul, Hsg. Fin. Board Single
                    Fam. Mtge. Rev. Bonds (Phase VI), Ser. A,
                    GNMA Coll., 8.3s, 8/1/21                                              AAA               280,160
                    Minneapolis & St. Paul, Hsg. & Redev. Auth.
                    Hlthcare Syst. Rev. Bonds
          2,000,000 (HlthOne Obligated Group), Ser. A, MBIA,
                    6 3/4s, 8/15/14                                                       Aaa             2,047,160
          1,000,000 (Childrens Hlthcare), Ser. A, FSA, 5.7s, 8/15/16                      Aaa               965,000
          1,250,000 Minneapolis & St. Paul, Metropolitan Arpt. Cmnty.
                    Arpt. Rev. Bonds, Ser. B, AMBAC, 5 1/4s, 1/1/14                       Aaa             1,164,063
          1,105,000 Minneapolis, Cmnty. Dev. Agcy. Supported Dev.
                    Rev. Bonds (Grace-Lee Products Inc.),
                    Ser. 91-3, 8 1/4s, 12/1/11                                            A-              1,157,488
                    Minneapolis, G.O. Bonds (Sports Arena)
          3,000,000 5.2s, 10/1/24                                                         Aaa             2,666,250
          1,500,000 5 1/8s, 10/1/20                                                       Aaa             1,344,375
          1,675,000 Minneapolis, Sales Tax G.O. Bonds, 6 1/4s, 4/1/12                     Aaa             1,727,344
          1,445,000 Minneapolis, Single Family Rev. Bonds (Phase V),
                    FNMA Coll. & GNMA Coll., 6 1/4s, 4/1/22                               Aaa             1,459,450
          3,050,000 Minneapolis, Special Sch. Dist. No. 1 G.O. Bonds,
                    5s, 2/1/12                                                            Aa+             2,908,932
          7,480,000 Minnesota, Agricultural & Econ. Dev. Board Rev.
                    Bonds (Benedictine Hlth.), Ser. A, MBIA,
                    5 1/4s, 2/15/14                                                       AAA             7,003,150
          1,000,000 Minnesota, Muni. Pwr. Agcy. Elec. Syst. Rev. Bonds,
                    FSA, 5 3/8s, 1/1/14                                                   Aaa               967,500
          2,715,000 Minnetonka, Indpt. Rev. Bonds (School Dist
                    No. 276), Ser. B, 5 3/4s, 2/1/22                                      Aa1             2,647,125
                    MN Agricultural & Econ. Dev. Board Rev. Bonds
            750,000 (Small Bus. Dev. Loan Program), Ser. B-Lot
                    1, 7s, 8/1/16                                                         BBB-/P            765,938
          3,000,000 (Fairview Hosp), Ser. A, MBIA, 5 1/2s, 11/15/17                       Aaa             2,850,000
                    MN Pub. Fac. Auth. Wtr. Poll. Control Rev. Bonds
          3,000,000 Ser. A, 6 1/2s, 3/1/14                                                Aaa             3,135,000
          2,245,000 Ser. B, 5s, 3/1/17                                                    Aaa             2,040,144
          3,000,000 MN State Duluth Arpt. Tax Increment G.O. Bonds,
                     Ser. 95A, 6 1/4s, 8/1/14                                             Aaa             3,071,250
          1,000,000 MN State G.O. Bonds, 6s, 8/1/05                                       Aaa             1,041,250
                    MN State Higher Ed. Fac. Auth. Rev. Bonds
          1,000,000 (U. St. Thomas), Ser. 3-C, 7 1/8s, 9/1/14                             AAA/P           1,015,660
            580,000 (U. St. Thomas), Ser. 4-P, 5.4s, 4/1/23                               A2                526,350
          1,000,000 (St. Johns U.), Ser. 4-L, 5.35s, 10/1/17                              A3                907,500
          4,970,000 MN State Hsg. Fin. Agcy., FRB, 8.35s, 1/1/24                          Aa2             5,147,827
                    MN State Hsg. Fin. Agcy. Single Fam. Mtge. Rev.
                    Bonds
          1,440,000 Ser. B-1, 6 3/4s, 1/1/26                                              Aa2             1,463,400
            645,000 Ser. Q, 6.7s, 1/1/17                                                  Aa2               665,963
          1,500,000 MN State Hsg. Fin. Agcy. Dev. Rev. Bonds, Ser. A,
                    6.95s, 2/1/14                                                         Aa2             1,540,170
          1,000,000 Monticello Big Lake Cmnty. Hosp. Dist. Rev. Bonds
                    (Hlthcare Fac.), Ser. A, 5 3/4s, 12/1/19                              BBB/P             825,000
          1,500,000 New Hope, Hsg. & Hlth. Rev. Bonds
                    (Minnesota Masonic Home North Ridge),
                    5 7/8s, 3/1/29                                                        BB-/P           1,186,875
                    North St. Paul Maplewood Indpt Sch. Dist. No.
                    622 G.O. Bonds, Ser. A, MBIA
          2,000,000 7.1s, 2/1/19                                                          Aaa             2,162,500
          3,000,000 6 7/8s, 2/1/15                                                        Aaa             3,213,750
          3,000,000 Northern MN Muni. Pwr. Agcy. Elec. Syst. Rev.
                    Bonds, Ser. B, AMBAC, 4 3/4s, 1/1/20                                  AAA             2,512,500
          1,000,000 Northern MN Muni. Pwr. Agcy. Rev. Bonds, FSA,
                    5 1/2s, 1/1/07                                                        A               1,015,000
          1,000,000 Northfield College Fac. Rev. Bonds
                    (St. Olaf College), 6.4s, 10/1/21                                     A3              1,013,750
                    Northfield, Hlthcare Fac. Rev. Bonds
                    (Retirement Ctr.), Ser. A
          1,230,000 6s, 5/1/28                                                            BB/P              994,763
            690,000 5 3/4s, 5/1/16                                                        BB/P              577,875
          1,125,000 Olmsted Cnty., Hlthcare Fac. Rev. Bonds
                    (Olmsted Med. Ctr.), 5.55s, 7/1/19                                    BB+/P             876,094
          1,160,000 Ramsey Cnty., G.O. Bonds, Ser. A, 5 3/8s, 2/1/16                      Aaa             1,104,900
          2,000,000 Robbinsdale, G.O. Bonds (Indpt. School Dist.
                    No. 281), 5 5/8s, 2/1/21                                              Aa1             1,920,000
                    Rochester Hlthcare Fac. IFB (Mayo Foundation)
          3,000,000 Ser. E, 7.66s, 11/15/12                                               AA+             3,090,000
          3,300,000 Ser. H, 7.41s, 11/15/15 (SEG)                                         AA+             3,378,375
          4,000,000 Rochester Hlthcare Fac. Rev. Bonds
                    (Olmsted Med. Group), 7 1/2s, 7/1/19                                  BB+/P           4,415,000
          2,000,000 Rochester, Indpt. Sch. G.O. Bonds (Dist. No. 535),
                    Ser. A, 5 1/4s, 2/1/15                                                Aaa             2,007,500
          2,500,000 Sartell Poll. Control Rev. Bonds (Champion Intl.),
                    6.95s, 10/1/12                                                        Baa             2,584,375
          2,500,000 SCA Multi-Fam. Mtge. Rev. Bonds (Burnsville),
                    Ser. A-9, FSA, 7.1s, 1/1/30                                           Aaa             2,631,250
                    Southern MN Muni. Pwr. Agcy. Syst. Rev. Bonds
          1,240,000 Ser. B, 5s, 1/1/13                                                    A               1,139,250
         10,000,000 MBIA, zero %, 1/1/20                                                  Aaa             3,087,500
          1,500,000 St. Cloud, Hlth. Care Rev. Bonds (St. Cloud Hosp.
                    Oblig. Group), Ser. A, 6 1/4s, 5/1/17                                 Aaa             1,552,500
                    St. Paul, Hsg. & Hosp. Redev. Auth. Rev. Bonds
                    (Hltheast)
          3,315,000 Ser. A, 6 5/8s, 11/1/17                                               Ba1             2,855,044
          1,000,000 Ser. B, 5.85s, 11/1/17                                                Ba1               790,000
            500,000 Ser. A, 5.7s, 11/1/15                                                 Ba1               401,875
          2,500,000 St. Paul, Hsg. & Redev. Auth. Rev. Bonds
                    (Regions Hosp.), 5.3s, 5/15/28                                        BBB+            1,896,875
          2,475,000 St. Paul, Indpt. COP (School Dist. No. 625),
                    Ser. C, 5 1/4s, 2/1/16                                                Aa3             2,326,500
                    U. of MN Rev. Bonds, Ser. A
          1,000,000 5 3/4s, 7/1/18                                                        Aa              1,005,000
          3,000,000 5 1/2s, 7/1/08                                                        Aa              3,056,250
          4,310,000 Western MN Muni. Pwr. Agcy. Rev. Bonds,
                    Ser. A, AMBAC, 6 1/4s, 1/1/06                                         Aaa             4,530,889
                                                                                                   ----------------
                                                                                                        129,837,661

Puerto Rico (1.5%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Cmnwlth. of PR, Govt. Dev. Bank VRDN, MBIA,
                    3.4s, 12/1/15                                                         VMIGI           2,000,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $137,225,581) (b)                                      $    131,837,661
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $134,301,722.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at May 31, 2000 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at May 31, 2000. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

  (b) The aggregate identified cost on a tax basis is $137,225,581, resulting in gross unrealized appreciation and depreciation of $2,066,994 and $7,454,914, respectively, or net unrealized depreciation of $5,387,920.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at May 31, 2000.

      The rates shown on Floating Rate Bonds (FRB) are the current interest rates at May 31, 2000, which are subject to change based on the terms of the security.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at May 31, 2000.

      The fund had the following industry group concentrations greater than 10% at May 31, 2000 (as a percentage of net assets):

            Health care/hospitals   33.8%
            Education               19.5
            Utilities               10.1

      The fund had the following insurance concentration greater than 10% at May 31, 2000 (as a percentage of net assets):

            MBIA                    16.7%

-----------------------------------------------------------------------------
Futures Contracts Outstanding at May 31, 2000

                                  Aggregate Face   Expiration     Unrealized
                    Total Value       Value           Date       Appreciation
-----------------------------------------------------------------------------
Municipal Bond
Future (Long)       $3,090,656     $3,060,250        Jun-00         $30,406
-----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
May 31, 2000
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $137,225,581) (Note 1)                                        $131,837,661
-------------------------------------------------------------------------------------------
Cash                                                                                753,092
-------------------------------------------------------------------------------------------
Interest and other receivables                                                    2,108,752
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                       97,099
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              223,079
-------------------------------------------------------------------------------------------
Receivable for variation margin                                                      26,812
-------------------------------------------------------------------------------------------
Total assets                                                                    135,046,495

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               268,478
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          185,196
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        170,752
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                            2,860
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        10,976
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                            951
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                               62,547
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               43,013
-------------------------------------------------------------------------------------------
Total liabilities                                                                   744,773
-------------------------------------------------------------------------------------------
Net assets                                                                     $134,301,722

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $143,535,200
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                           (73,651)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                            (3,802,313)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                       (5,357,514)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $134,301,722

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($86,867,556 divided by 10,448,348 shares)                                            $8.31
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.31)*                                $8.72
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($45,249,050 divided by 5,458,529 shares)+                                            $8.29
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($2,185,116 divided by 262,904 shares)                                                $8.31
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.31)**                               $8.59
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

  + Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended May 31, 2000
Tax exempt interest income:                                                    $  8,625,928
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    734,213
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      170,580
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    11,443
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      5,848
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               187,600
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               412,788
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                10,512
-------------------------------------------------------------------------------------------
Reports to shareholders                                                              13,344
-------------------------------------------------------------------------------------------
Legal                                                                                 5,624
-------------------------------------------------------------------------------------------
Auditing                                                                             41,208
-------------------------------------------------------------------------------------------
Postage                                                                              11,175
-------------------------------------------------------------------------------------------
Other                                                                                13,924
-------------------------------------------------------------------------------------------
Management fee waiver (Note 2)                                                      (12,654)
-------------------------------------------------------------------------------------------
Total expenses                                                                    1,605,605
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (87,702)
-------------------------------------------------------------------------------------------
Net expenses                                                                      1,517,903
-------------------------------------------------------------------------------------------
Net investment income                                                             7,108,025
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                   (235,008)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                    (168,149)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
futures contracts during the year                                               (12,234,788)
-------------------------------------------------------------------------------------------
Net loss on investments                                                         (12,637,945)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                           $ (5,529,920)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                              Year ended May 31
                                                                    ------------------------------
                                                                             2000             1999
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                $  7,108,025     $  7,013,391
--------------------------------------------------------------------------------------------------
Net realized loss on investments                                         (403,157)         (18,383)
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                            (12,234,788)      (2,300,514)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                        (5,529,920)       4,694,494
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                             (4,824,004)      (5,044,666)
--------------------------------------------------------------------------------------------------
   Class B                                                             (2,182,127)      (1,999,529)
--------------------------------------------------------------------------------------------------
   Class M                                                               (101,603)         (65,961)
--------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)           (8,902,810)      11,859,519
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                               (21,540,464)       9,443,857

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                     155,842,186      146,398,329
--------------------------------------------------------------------------------------------------
End of year (including distributions in excess of net
investment income of $73,651 and $73,942, respectively)              $134,301,722     $155,842,186
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------
Per-share
operating performance                                       Year ended May 31
------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.05        $9.19        $8.95        $8.76        $8.95
------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------
Net investment income                    .44(a)       .45(a)       .45          .47          .47
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.74)        (.14)         .24          .19         (.19)
------------------------------------------------------------------------------------------------
Total from
investment operations                   (.30)         .31          .69          .66          .28
------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------
From net
investment income                       (.44)        (.45)        (.45)        (.47)        (.47)
------------------------------------------------------------------------------------------------
Total distributions                     (.44)        (.45)        (.45)        (.47)        (.47)
------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.31        $9.05        $9.19        $8.95        $8.76
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (3.30)        3.38         7.90         7.73         3.16
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $86,868     $102,869     $100,806      $98,307      $96,110
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .89(a)       .92(a)      1.01         1.03         1.01
------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.15(a)      4.81(a)      4.89         5.32         5.26
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 12.09        12.79        10.67        50.80       109.85
------------------------------------------------------------------------------------------------

  (a) Reflects a management fee waiver during the period (Note 2). As a result of such waiver, expenses of the fund for the year ended May 31, 2000, reflect a reduction of less than $0.01 per share for class A, class B, and class M, respectively. Expenses of the fund for the year ended May 31, 1999, reflect a reduction of $.01 per share for Class A, Class B and Class M, respectively.

  (b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (c) Includes amounts paid through expense offset arrangements. (Note 2)




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------
Per-share
operating performance                                       Year ended May 31
------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.02        $9.16        $8.92        $8.73        $8.92
------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------
Net investment income                    .38(a)       .38(a)       .39          .41          .41
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.73)        (.13)         .24          .19         (.19)
------------------------------------------------------------------------------------------------
Total from
investment operations                   (.35)         .25          .63          .60          .22
------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------
From net
investment income                       (.38)        (.39)        (.39)        (.41)        (.41)
------------------------------------------------------------------------------------------------
Total distributions                     (.38)        (.39)        (.39)        (.41)        (.41)
------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.29        $9.02        $9.16        $8.92        $8.73
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (3.84)        2.70         7.20         7.04         2.49
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $45,249      $51,360      $44,100      $35,333      $30,149
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.54(a)      1.57(a)      1.66         1.68         1.67
------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.50(a)      4.16(a)      4.22         4.67         4.57
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 12.09        12.79        10.67        50.80       109.85
------------------------------------------------------------------------------------------------

  (a) Reflects a management fee waiver during the period (Note 2). As a result of such waiver, expenses of the fund for the year ended May 31, 2000, reflect a reduction of less than $0.01 per share for class A, class B, and class M, respectively. Expenses of the fund for the year ended May 31, 1999, reflect a reduction of $.01 per share for Class A, Class B and Class M, respectively.

  (b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (c) Includes amounts paid through expense offset arrangements. (Note 2)




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------
Per-share
operating performance                                       Year ended May 31
------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.04        $9.19        $8.94        $8.76        $8.95
------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------
Net investment income                    .42(a)       .41(a)       .42          .45          .43
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.73)        (.14)         .26          .18         (.18)
------------------------------------------------------------------------------------------------
Total from
investment operations                   (.31)         .27          .68          .63          .25
------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------
From net
investment income                       (.42)        (.42)        (.43)        (.45)        (.44)
------------------------------------------------------------------------------------------------
Total distributions                     (.42)        (.42)        (.43)        (.45)        (.44)
------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.31        $9.04        $9.19        $8.94        $8.76
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (3.49)        2.96         7.70         7.29         2.82
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $2,185       $1,613       $1,492       $1,106         $913
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.19(a)      1.22(a)      1.31         1.33         1.32
------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.87(a)      4.51(a)      4.64         5.01         4.72
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 12.09        12.79        10.67        50.80       109.85
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

  (a) Reflects a management fee waiver during the period (Note 2). As a result of such waiver, expenses of the fund for the year ended May 31, 2000, reflect a reduction of less than $0.01 per share for class A, class B, and class M, respectively. Expenses of the fund for the year ended May 31, 1999, reflect a reduction of $.01 per share for Class A, Class B and Class M, respectively.

  (b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (c) Includes amounts paid through expense offset arrangements. (Note 2)



NOTES TO FINANCIAL STATEMENTS
May 31, 2000

Note 1
Significant accounting policies

Putnam Minnesota Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and Minnesota personal income tax as Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes is consistent with preservation of capital by investing primarily in a diversified portfolio of longer-term Minnesota tax exempt securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A but lower than class B shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value.

B) Security transactions and related investment Security transactions are accounted for on the trade date (date the order to buy or sell is executed).

Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended May 31, 2000, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 2000, the fund had a capital loss carryover of approximately $3,143,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
  $    533,000    May 31, 2003
       832,000    May 31, 2004
       164,000    May 31, 2006
     1,614,000    May 31, 2008

F) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of post-October loss deferrals, dividends payable and unrealized gains and losses on certain futures contracts. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended May 31, 2000, the fund reclassified $10,824 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $10,824. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on zero coupon bonds and original issue discount bonds are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based upon the lesser of (i) an annual rate of 0.50% of the average net asset value of the Fund or (ii): 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion, and 0.33% thereafter. Prior to July 1, 1999 the management fee was based on (ii) above. Through July 1, 1999, a management fee waiver of 0.10% on each tier was in effect.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended May 31, 2000, fund expenses were reduced by $87,702 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $537 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, Inc., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management, Inc. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund to an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the year ended May 31, 2000, Putnam Retail Management, Inc., acting as underwriter received net commissions of $14,429 and $918 from the sale of class A and class M shares, respectively and $104,818 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the year ended May 31, 2000, Putnam Retail Management, Inc., acting as underwriter received $2,220 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended May 31, 2000, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $17,111,670 and $28,491,758, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At May 31, 1999, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                   Year ended May 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    969,633         $ 8,330,592
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  385,763           3,298,977
---------------------------------------------------------------------------
                                             1,355,396          11,629,569

Shares
repurchased                                 (2,268,992)        (19,396,757)
---------------------------------------------------------------------------
Net decrease                                  (913,596)        $(7,767,188)
---------------------------------------------------------------------------

                                                   Year ended May 31, 1999
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,710,452         $15,734,086
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  365,555           3,362,246
---------------------------------------------------------------------------
                                             2,076,007          19,096,332

Shares
repurchased                                 (1,679,419)        (15,447,343)
---------------------------------------------------------------------------
Net increase                                   396,588         $ 3,648,989
---------------------------------------------------------------------------

                                                   Year ended May 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    944,525         $ 8,148,812
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  179,197           1,527,643
---------------------------------------------------------------------------
                                             1,123,722           9,676,455

Shares
repurchased                                 (1,356,413)        (11,563,533)
---------------------------------------------------------------------------
Net decrease                                  (232,691)        $(1,887,078)
---------------------------------------------------------------------------

                                                   Year ended May 31, 1999
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,465,405         $13,439,627
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  149,792           1,373,031
---------------------------------------------------------------------------
                                             1,615,197          14,812,658

Shares
repurchased                                   (736,631)         (6,747,277)
---------------------------------------------------------------------------
Net increase                                   878,566         $ 8,065,381
---------------------------------------------------------------------------

                                                   Year ended May 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    116,897          $1,030,599
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   10,400              88,673
---------------------------------------------------------------------------
                                               127,297           1,119,272

Shares
repurchased                                    (42,799)           (367,816)
---------------------------------------------------------------------------
Net increase                                    84,498          $  751,456
---------------------------------------------------------------------------

                                                   Year ended May 31, 1999
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     42,013            $384,045
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    6,867              63,137
---------------------------------------------------------------------------
                                                48,880             447,182

Shares
repurchased                                    (32,883)           (302,033)
---------------------------------------------------------------------------
Net increase                                    15,997            $145,149
---------------------------------------------------------------------------


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2001 will show the tax status of all distributions paid to your account in calendar 2000.


FUND INFORMATION

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Susan McCormack
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Minnesota Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments' Web site: www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
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U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
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For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminv.com


AN049-62268 847/238/129 7/00